---------

                                  I F F (Logo)
      NUMBER                                                     SHARES

CU _____________                                             ______________


    COMMON STOCK                                              COMMON STOCK



                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


                                                               CUSIP 459506 10 1

This Certifies that ___________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


_______________________________________________________________________________

is the owner of _______________________________________________________________

_______________________________________________________________________________


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

INTERNATIONAL FLAVORS & FRAGRANCES INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                Dated__________________________


/s/                                                /s/
----------------------------                       ----------------------------

Secretary                                          Chairman and President



                                ----------------



COUNTERSIGNED AND REGISTERED:

                              THE BANK OF NEW YORK
                                   (NEW YORK)
                      By                                 TRANSFER AGENT
                                                         AND REGISTRAR



                                      __________________________________
                                             Authorized Signature


NOTE:
  FOR EXPLANATION OF CERTAIN ABBREVIATIONS,
  SEE REVERSE SIDE OF THIS CERTIFICATE


                                ----------------


                                      I F F

                                    CORPORATE

                                      SEAL

                                      1909

                                    NEW YORK
                                      ----
              (c) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

     The Restated Certificate of Incorporation as amended includes the following provisions:

"NINTH: * * *

     "(4) Any director may be removed with cause by the affirmative vote of at least two-thirds (2/3) of the whole Board of Directors of the Corporation or may be removed with or without cause by the stockholders as provided in the By-laws of the Corporation. Any vacancy in the Board of Directors of the Corporation arising from any cause shall be filled for the unexpired portion of the term by the affirmative vote of at least two-thirds (2/3) of the whole Board of Directors or by the stockholders as provided in the By-laws of the Corporation."

                                     * * *
"TENTH:

     Each holder of any equity or voting shares, as such terms are defined in
Section 39 of the New York Stock Corporation Law, of any class of the Corporation shall have the preemptive right to purchase equity or voting shares of the Corporation or any shares, notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase its equity or voting shares, in any and all cases, notwithstanding the provisions of Section 39(4) of the New York Stock Corporation Law, except as may otherwise be determined by the affirmative vote of at least two-thirds (2/3)of the whole Board of Directors, and except that such preemptive right shall not apply upon the issuance of equity or voting shares by the Corporation upon the exercise of stock options or upon the surrender of scrip certificates outstanding as of the date of this Restated Certificate of Incorporation."

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common     UNIF GIFT MIN ACT--.........Custodian.........
TEN ENT--as tenants by the                             (Cust)           (Minor)
         entireties                                under Uniform Gifts to Minors
JT TEN --as joint tenants with
         right survivorship and                    Act...............
         not as tenants in common                         (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|


_______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated__________________________


                                          _____________________________________


Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                  ------------

     Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Protection Rights Agreement, dated as of February 20, 1990 (as such may be amended from time to time, the "Rights Agreement"), between International Flavors & Fragrances Inc. (the "Company") and The Bank of New York, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

                                                                       ---------

                                  I F F (Logo)
      NUMBER                                                     SHARES

CU _____________                                             ______________


    COMMON STOCK                                              COMMON STOCK



                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


                                                               CUSIP 459506 10 1

This Certifies that ___________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


_______________________________________________________________________________

is the owner of _______________________________________________________________

_______________________________________________________________________________


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

INTERNATIONAL FLAVORS & FRAGRANCES INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                Dated__________________________


/s/                                                /s/
----------------------------                       ----------------------------

Secretary                                          Chairman and President



                                ----------------



COUNTERSIGNED AND REGISTERED:

                              THE BANK OF NEW YORK
                                   (NEW YORK)
                      By                                 TRANSFER AGENT
                                                         AND REGISTRAR



                                     __________________________________
                                            Authorized Signature


NOTE:
  FOR EXPLANATION OF CERTAIN ABBREVIATIONS,
  SEE REVERSE SIDE OF THIS CERTIFICATE


                                ----------------


                                      I F F

                                    CORPORATE

                                      SEAL

                                      1909

                                    NEW YORK
                                      ----
              (c) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

     The Restated Certificate of Incorporation as amended includes the following provisions:

"NINTH: * * *

     "(4) Any director may be removed with cause by the affirmative vote of at least two-thirds (2/3) of the whole Board of Directors of the Corporation or may be removed with or without cause by the stockholders as provided in the By-laws of the Corporation. Any vacancy in the Board of Directors of the Corporation arising from any cause shall be filled for the unexpired portion of the term by the affirmative vote of at least two-thirds (2/3) of the whole Board of Directors or by the stockholders as provided in the By-laws of the Corporation."

                                     * * *
"TENTH:

     Each holder of any equity or voting shares, as such terms are defined in
Section 39 of the New York Stock Corporation Law, of any class of the Corporation shall have the preemptive right to purchase equity or voting shares of the Corporation or any shares, notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase its equity or voting shares, in any and all cases, notwithstanding the provisions of Section 39(4) of the New York Stock Corporation Law, except as may otherwise be determined by the affirmative vote of at least two-thirds (2/3)of the whole Board of Directors, and except that such preemptive right shall not apply upon the issuance of equity or voting shares by the Corporation upon the exercise of stock options or upon the surrender of scrip certificates outstanding as of the date of this Restated Certificate of Incorporation."

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common     UNIF GIFT MIN ACT--.........Custodian.........
TEN ENT--as tenants by the                             (Cust)           (Minor)
         entireties                                under Uniform Gifts to Minors
JT TEN --as joint tenants with
         right survivorship and                    Act...............
         not as tenants in common                         (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|


_______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated__________________________


                    ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                  ------------

     Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Protection Rights Agreement, dated as of February 20, 1990 (as such may be amended from time to time, the "Rights Agreement"), between International Flavors & Fragrances Inc. (the "Company") and The Bank of New York, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.